Exhibit 99.2

2 SABRA 4Q 2021 SUPPLEMENTAL INFORMATION December 31, 2021 03 COMPANY INFORMATION 04 OVERVIEW 05 PORTFOLIO Triple-Net Portfolio Same Store Triple-Net Portfolio Top 10 Relationships Senior Housing - Managed Portfolio Loans and Other Investments | Development Pipeline NOI Concentrations Geographic Concentrations Lease Expirations 14 INVESTMENT ACTIVITY Summary Recent 17 CAPITALIZATION Overview Indebtedness Debt Maturity Credit Metrics and Ratings 21 FINANCIAL INFORMATION Consolidated Financial Statements - Statements of (Loss) Income Consolidated Financial Statements - Balance Sheets Consolidated Financial Statements - Statements of Cash Flows FFO, Normalized FFO, AFFO and Normalized AFFO Components of Net Asset Value (NAV) 27 APPENDIX Disclaimer Reporting Definitions Discussion and Reconciliation of Certain Non-GAAP Financial Measures: CONTENT https://ir.sabrahealth.com/investors/financials/quarterly-results

3 SABRA 4Q 2021 SUPPLEMENTAL INFORMATION December 31, 2021 SENIOR MANAGEMENT Rick Matros Michael Costa Talya Nevo-Hacohen Chief Executive Officer, President Chief Financial Officer, Secretary Chief Investment Officer, Treasurer and Chair and Executive Vice President and Executive Vice President BOARD OF DIRECTORS Rick Matros Michael Foster Jeffrey Malehorn Chief Executive Officer, President Lead Independent Director Director and Chair Craig Barbarosh Lynne Katzmann Clifton Porter II Director Director Director Katie Cusack Ann Kono Director Director CONTACT INFORMATION Sabra Health Care REIT, Inc. Transfer Agent 18500 Von Karman Avenue American Stock Transfer Suite 550 and Trust Company Irvine, CA 92612 6201 15th Avenue 888.393.8248 Brooklyn, NY 11219 sabrahealth.com COMPANY INFORMATION

4 SABRA 4Q 2021 SUPPLEMENTAL INFORMATION December 31, 2021 Financial Metrics Dollars in thousands, except per share data December 31, 2021 Three Months Ended Year Ended Revenues $ 135,657 $ 569,545 Net operating income (1) 94,033 432,998 Cash net operating income (1) 109,222 456,933 Diluted per share data: EPS $ (0.11) $ (0.52) FFO 0.11 1.15 Normalized FFO 0.39 1.57 AFFO 0.20 1.35 Normalized AFFO 0.37 1.54 Dividends per common share 0.30 1.20 Capitalization and Market Facts Key Credit Metrics (2) December 31, 2021 December 31, 2021 Common shares outstanding 230.4 million Net Debt to Adjusted EBITDA 4.98x Common equity Market Capitalization $3.1 billion Interest Coverage 5.19x Consolidated Debt $2.4 billion Fixed Charge Coverage Ratio 5.03x Consolidated Enterprise Value $5.4 billion Total Debt/Asset Value 34 % Secured Debt/Asset Value 1 % Common stock closing price $13.54 Unencumbered Assets/Unsecured Debt 291 % Common stock 52-week range $12.31 - $19.02 Common stock ticker symbol SBRA Portfolio (3) Dollars in thousands As of December 31, 2021 Property Count Investment Beds/Units Occupancy Percentage (4) Investment in Real Estate Properties, gross Triple-Net Portfolio: Skilled Nursing / Transitional Care 279 $ 3,617,359 30,920 71.4 % Senior Housing - Leased 60 720,581 4,099 78.1 Specialty Hospitals and Other 28 643,007 1,187 83.2 Total Triple-Net Portfolio 367 4,980,947 36,206 Senior Housing - Managed 49 1,012,398 5,140 79.4 (7) Consolidated Real Estate Investments 416 5,993,345 41,346 Investment in Sales-Type Lease, net 1 25,250 Investments in Loans Receivable, gross (5) 18 342,113 Preferred Equity Investments, gross (6) 8 57,055 Includes 76 relationships in 41 U.S. states and CanadaTotal Investments 443 $ 6,417,763 (1) Balance includes $0.5 million of Grant Income for the year ended December 31, 2021 and $3.2 million and $9.8 million of COVID-19 Pandemic Expenses for the three months and year ended December 31, 2021, respectively. (2) See page 20 of this supplement for important information about these credit metrics. (3) Excludes our unconsolidated joint venture which consists of 158 facilities and 7,056 units. (4) Occupancy Percentage is presented for the trailing twelve month period and one quarter in arrears, except for our Senior Housing - Managed portfolio, which is presented for the current period on a trailing three month basis. (5) Our loans receivable investments include one investment which has a right of first offer on six addiction treatment centers with 928 beds and one investment which has a purchase option on one Senior Housing development with 21 units. (6) Our preferred equity investments include investments in entities owning six Senior Housing developments with 812 aggregate units and one Skilled Nursing/Transitional Care development with 120 beds. (7) Reflects Occupancy Percentage of 74.7% and 80.7% for assisted living and independent living communities in our Senior Housing - Managed portfolio, respectively. OVERVIEW

5 SABRA 4Q 2021 SUPPLEMENTAL INFORMATION December 31, 2021 Senior Housing - Leased Number of Properties 65 65 62 61 60 Number of Units 4,282 4,217 4,147 4,079 4,099 Cash NOI $ 11,966 $ 12,541 $ 12,561 $ 12,412 $ 12,097 Occupancy 83.1% 81.0% 78.5% 78.1% 78.1 % Triple-Net Portfolio — Operating Statistics (1) Dollars in thousands 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 Skilled Nursing/Transitional Care Number of Properties 287 285 283 282 279 Number of Beds 31,761 31,533 31,321 31,245 30,920 Cash NOI $ 74,571 $ 76,195 $ 74,387 $ 74,640 $ 71,726 Occupancy 77.3% 74.9% 72.0% 71.1% 71.4 % Skilled Mix 39.5% 39.6% 40.0% 40.1% 39.8 % Specialty Hospitals and Other Number of Properties 27 28 29 29 28 Number of Beds 1,092 1,228 1,228 1,228 1,187 Cash NOI $ 13,317 $ 13,826 $ 13,946 $ 14,005 $ 14,082 Occupancy 75.3% 77.3% 81.9% 83.1% 83.2 % PORTFOLIO Triple-Net Portfolio Triple-Net Portfolio Dollars in thousands As of December 31, 2021 Skilled Nursing/ Transitional Care Senior Housing - Leased Specialty Hospitals and Other Total Number of Properties 279 60 28 367 Number of Beds/Units 30,920 4,099 1,187 36,206 Investment $ 3,617,359 $ 720,581 $ 643,007 $ 4,980,947 (1) Occupancy Percentage and Skilled Mix (together, “Operating Statistics”) and EBITDARM Coverage for each period presented include only Stabilized Facilities owned by the Company as of the end of such period and only for the duration such facilities were owned by the Company and classified as Stabilized Facilities. In addition, EBITDARM Coverage and Operating Statistics are presented for the twelve months ended at the end of the respective period and one quarter in arrears, and therefore, EBITDARM Coverage and Operating Statistics exclude assets acquired after September 30, 2021. (2) Effective February 1, 2022, Avamere’s annual base rent on the current portfolio has been reduced to $30.7 million from $44.1 million. Pro forma EBITDARM Coverage illustrates the impact of this rent reduction on our historical trailing twelve-month EBITDARM Coverages for Avamere, our Skilled Nursing/Transitional Care portfolio and our aggregate Post Acute and Other portfolio. Triple-Net Portfolio — EBITDARM Coverage (1) 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 Skilled Nursing/Transitional Care 1.93x 1.99x 1.99x 1.78x 1.77x Specialty Hospitals and Other 3.55x 3.67x 3.91x 3.86x 3.83x Aggregate Acute/Post Acute and Other 2.17x 2.25x 2.27x 2.09x 2.08x Senior Housing - Leased 1.25x 1.23x 1.12x 1.09x 1.04x Triple-Net Portfolio — Pro Forma EBITDARM Coverage (1)(2) 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 Skilled Nursing/Transitional Care 2.02x 2.09x 2.09x 1.87x 1.86x Specialty Hospitals and Other 3.55x 3.67x 3.91x 3.86x 3.83x Aggregate Acute/Post Acute and Other 2.26x 2.34x 2.37x 2.18x 2.16x

6 SABRA 4Q 2021 SUPPLEMENTAL INFORMATION December 31, 2021 PORTFOLIO Same Store Triple-Net Portfolio (1) Same store triple-net portfolio includes all facilities held for investment for the full period in both comparison periods. (2) Same store EBITDARM Coverage and Operating Statistics are presented for the twelve months ended at the end of the respective period and one quarter in arrears for Stabilized Facilities owned for the full period in both comparison periods. (3) Effective February 1, 2022, Avamere’s annual base rent on the current portfolio has been reduced to $30.7 million from $44.1 million. Pro forma EBITDARM Coverage illustrates the impact of this rent reduction on our historical trailing twelve-month EBITDARM Coverages for Avamere, our Skilled Nursing/Transitional Care portfolio and our aggregate Post Acute and Other portfolio. Same Store Triple-Net Portfolio (1) Dollars in thousands Number of Properties Number of Beds/Units Cash NOI 4Q 2021 3Q 2021 4Q 2021 3Q 2021 Skilled Nursing/Transitional Care 279 30,920 30,920 $ 71,645 $ 74,182 Senior Housing - Leased 59 3,986 3,986 $ 11,617 $ 12,187 Specialty Hospitals and Other 27 1,187 1,187 $ 12,978 $ 12,665 Same Store Triple-Net Portfolio — EBITDARM Coverage (2) 4Q 2021 3Q 2021 Skilled Nursing/Transitional Care 1.79x 1.81x Specialty Hospitals and Other 3.73x 3.82x Aggregate Acute/Post Acute and Other 2.09x 2.12x Senior Housing - Leased 1.03x 1.08x Same Store Triple-Net Portfolio — Operating Statistics (2) Occupancy Skilled Mix 4Q 2021 3Q 2021 4Q 2021 3Q 2021 Skilled Nursing/Transitional Care 71.9% 71.7% 40.1% 40.4 % Senior Housing - Leased 77.9% 78.1 % N/A N/A Specialty Hospitals and Other 81.9% 82.3 % N/A N/A Same Store Triple-Net Portfolio — Pro Forma EBITDARM Coverage (2)(3) 4Q 2021 3Q 2021 Skilled Nursing/Transitional Care 1.88x 1.90x Specialty Hospitals and Other 3.73x 3.82x Aggregate Acute/Post Acute and Other 2.18x 2.21x

7 SABRA 4Q 2021 SUPPLEMENTAL INFORMATION December 31, 2021 PORTFOLIO Top 10 Relationships (1) Top 10 Relationships Tenant/Borrower Credit Exposure Senior Housing - Managed Operator Exposure As of December 31, 2021 EBITDARM Coverage Twelve Months Ended (2) As of December 31, 2021 Relationship Primary Facility Type Number of Sabra Investments % of Annualized Cash NOI December 31, 2021 September 30, 2021 Number of Sabra Investments % of Annualized Cash NOI North American Healthcare Skilled Nursing 24 8.6% 1.44x 1.43x — — Signature Healthcare Skilled Nursing 45 8.4% 1.81x 1.89x — — Avamere Family of Companies Skilled Nursing 27 6.8% 1.33x 1.40x — — Signature Behavioral Behavioral Hospitals 5 6.8% 1.85x 1.99x — — Recovery Centers of America Addiction Treatment 3 5.3 % N/A N/A — — Holiday AL Holdings LP Independent Living — — N/A N/A 22 4.5 % Cadia Healthcare (3) Skilled Nursing 10 4.3% 1.81x 1.76x — — Healthmark Group Skilled Nursing 20 3.9% 1.65x 1.94x — — The McGuire Group Skilled Nursing 7 3.6% 2.44x 2.24x — — CommuniCare (4) Skilled Nursing 14 3.5% 1.72x 1.75x — — Top 10 relationships 155 51.2% 1.68x 1.73x 22 4.5 % Remaining 66 relationships 239 40.3% 2.31x 2.32x 27 4.0 % Total 394 91.5% 1.95x 1.96x 49 8.5% (1) Excludes our unconsolidated joint venture which consists of 158 facilities and 7,056 units. (2) EBITDARM Coverage is presented for Stabilized Facilities operated by the applicable tenant and is presented one quarter in arrears. (3) EBITDARM Coverage excludes one non-stabilized facility with no Annualized Cash NOI. (4) EBITDARM Coverage excludes two non-stabilized facilities representing 0.2% of Annualized Cash NOI. (5) Effective February 1, 2022, Avamere’s annual base rent on the current portfolio has been reduced to $30.7 million from $44.1 million. Pro forma EBITDARM Coverage illustrates the impact of this rent reduction on our historical trailing twelve-month EBITDARM Coverages for Avamere, our Top 10 relationships and our total portfolio. EBITDARM Coverage - Pro Forma (5) EBITDARM Coverage Twelve Months Ended (2) December 31, 2021 September 30, 2021 Avamere Family of Companies 1.87x 1.99x Top 10 relationships 1.79x 1.85x Total 2.02x 2.04x

8 SABRA 4Q 2021 SUPPLEMENTAL INFORMATION December 31, 2021 PORTFOLIO Senior Housing - Managed Portfolio (1) (1) Excludes our unconsolidated joint venture which consists of 158 facilities and 7,056 units. (2) REVPOR and Occupancy Percentage are presented for the three months ended at the end of the respective period and include only Stabilized Facilities owned by the Company as of the end of such period and only for the duration such facilities were owned by the Company and classified as Stabilized Facilities. In addition, revenues, Cash NOI and REVPOR have been adjusted for changes in the foreign currency exchange rate where applicable. (3) Balances related to properties in Canada are based on the exchange rate as of the end of the period presented. The exchange rate as of December 31, 2021 was $0.7875 per 1 CAD. (4) Revenues and Cash NOI balances include $0.6 million and $0.5 million of Grant Income for 4Q 2020 and 2Q 2021, respectively; Cash NOI balances also include $1.0 million, $0.9 million, $0.4 million, $0.8 million and $1.5 million of COVID-19 Pandemic Expenses for 4Q 2020, 1Q 2021, 2Q 2021, 3Q 2021 and 4Q 2021, respectively. (5) Same store Senior Housing - Managed portfolio includes all facilities owned for the full period in all comparison periods. Same store REVPOR and Occupancy Percentage are presented for the three months ended at the end of the respective period for Stabilized Facilities owned for the full period in all comparison periods. In addition, revenues, Cash NOI and REVPOR have been adjusted for changes in the foreign currency exchange rate where applicable. Senior Housing - Managed Portfolio by Operator (2) Dollars in thousands, except REVPOR As of December 31, 2021 Holiday Sienna Other TotalEnlivant Property Type IL AL IL AL AL / IL Number of Properties 22 11 8 8 49 Number of Units 3,117 631 757 635 5,140 Investment (3) $ 595,079 $ 130,226 $ 135,534 $ 151,559 $ 1,012,398 Capital Expenditures: (3) Recurring $ 2,541 $ 140 $ 355 $ 182 $ 3,218 Non-recurring $ — $ 729 $ 362 $ 172 $ 1,263 Resident fees and services (4) $ 18,743 $ 8,636 $ 4,777 $ 8,378 $ 40,534 Cash NOI (4) $ 5,131 $ (23) $ 1,373 $ 1,680 $ 8,161 Cash NOI Margin % 27.4% (0.3) % 28.7% 20.1% 20.1 % REVPOR $ 2,513 $ 6,291 $ 2,655 $ 5,866 $ 3,303 Occupancy 81.1% 72.5% 79.2% 77.8% 79.4 % Senior Housing - Managed Portfolio (2) Dollars in thousands, except REVPOR 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 Number of Properties 47 48 49 49 49 Number of Units 4,924 5,024 5,140 5,140 5,140 Capital Expenditures: (3) Recurring $ 3,232 $ 1,356 $ 1,863 $ 3,621 $ 3,218 Non-recurring $ 685 $ 181 $ 332 $ 960 $ 1,263 Resident fees and services (4) $ 38,343 $ 36,071 $ 38,951 $ 39,813 $ 40,534 Cash NOI (4) $ 10,199 $ 7,104 $ 10,172 $ 9,056 $ 8,161 Cash NOI Margin % 26.6% 19.7% 26.1% 22.7% 20.1 % REVPOR - AL $ 6,061 $ 5,907 $ 5,908 $ 5,945 $ 6,111 REVPOR - IL $ 2,529 $ 2,553 $ 2,544 $ 2,531 $ 2,542 Occupancy - AL 77.9% 69.6% 72.8% 75.5% 74.7 % Occupancy - IL 80.5% 79.0% 78.6% 79.8% 80.7 % Same Store Senior Housing - Managed Portfolio (5) Dollars in thousands, except REVPOR 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 Number of Properties 47 47 47 47 47 Resident fees and services (4) $ 38,343 $ 35,675 $ 36,636 $ 37,002 $ 37,852 Cash NOI (4) $ 10,199 $ 6,945 $ 9,316 $ 8,246 $ 7,374 Cash NOI Margin % 26.6% 19.5% 25.4% 22.3% 19.5 % REVPOR - AL $ 6,061 $ 5,951 $ 6,028 $ 6,065 $ 6,247 REVPOR - IL $ 2,529 $ 2,553 $ 2,544 $ 2,531 $ 2,542 Occupancy - AL 77.9% 68.8% 70.8% 73.5% 73.3 % Occupancy - IL 80.5% 79.0% 78.6% 79.8% 80.7%

9 SABRA 4Q 2021 SUPPLEMENTAL INFORMATION December 31, 2021 PORTFOLIO Loans and Other Investments | Development Pipeline Loans Receivable and Other Investments Dollars in thousands As of December 31, 2021 Loan Type Number of Loans Property Type Principal Balance Book Value Weighted Average Contractual Interest Rate Weighted Average Annualized Effective Interest Rate Interest Income Three Months Ended December 31, 2021 (1) Maturity Date Mortgage 2 Specialty Hospital $ 309,000 $ 309,000 7.7% 7.7% $ 5,138 11/01/26 - 01/31/27 Construction 1 Senior Housing 3,343 3,347 8.0% 7.8% 68 09/30/22 Other 15 Multiple 39,816 36,028 6.8% 6.1% 581 01/31/22 - 08/31/28 18 352,159 348,375 7.6% 7.5% $ 5,787 Allowance for loan losses — (6,344) $ 352,159 $ 342,031 Other Investment Type Number of Investments Property Type Total Funding Commitments Total Amount Funded Book Value Rate of Return Other Income Three Months Ended December 31, 2021 (1) Preferred Equity 8 Skilled Nursing / Senior Housing $ 73,493 $ 46,514 $ 57,055 11.1% $ 1,499 (1) Includes income related to loans receivable and other investments held as of December 31, 2021. (2) Includes projects invested in or committed to as of December 31, 2021. (3) Investment amount excludes accrued and unpaid interest receivable. (4) Certificate of occupancy timing represents the period in which the certificate of occupancy has been received for a development project where construction has been completed or when the certificate of occupancy is expected to be received for a development project that is currently under construction. Proprietary Development Pipeline (2) Dollars in thousands Estimated Real Estate Value Upon Completion As of December 31, 2021 Investment Type Property Type Investment Amount (3) Estimated Weighted Average Initial Cash Yield Certificate of Occupancy Timing (4)State Loan Preferred Equity Skilled Nursing/ Transitional Care Senior Housing Skilled Nursing/ Transitional Care Senior Housing Skilled Nursing/ Transitional Care Senior Housing Indiana — 1 — 1 $ — $ 8,068 $ — $ 38,000 6.0 % Q3 2017 Missouri — 1 — 1 — 9,302 — 73,300 6.5 % Q4 2022 Ohio — 2 — 2 — 12,013 — 64,000 7.0 % Q1 2018- Q4 2019 Texas — 1 1 — 3,611 — 14,475 — 9.0 % Q3 2016 — 5 1 4 $ 3,611 $ 29,383 $ 14,475 $ 175,300 6.8%

10 SABRA 4Q 2021 SUPPLEMENTAL INFORMATION December 31, 2021 Signature Healthcare: 8.4% Avamere Family of Companies: 6.8% Signature Behavioral: 6.8% Recovery Centers of America: 5.3% Managed (No Operator Credit Exposure): 8.5% Other: 55.6% North American Healthcare: 8.6% RELATIONSHIP CONCENTRATION ASSET CLASS CONCENTRATION PAYOR SOURCE CONCENTRATION (2) PORTFOLIO NOI Concentrations (1) As of December 31, 2021 (1) Concentrations exclude our unconsolidated joint venture which consists of 158 facilities and 7,056 units. Relationship and asset class concentrations include real estate investments and investments in loans receivable and other investments. Relationship concentrations use Annualized Cash NOI, and asset class concentrations use Annualized Cash NOI, as adjusted to reflect Annualized Cash NOI from our sales-type lease, mortgage and construction loans receivable and preferred equity investments in the related asset class of the underlying real estate. Payor source concentration excludes Annualized Cash NOI from investments in loans receivable and other investments. (2) Tenant payor source allocation presented one quarter in arrears. Holiday 4.5% Enlivant 1.2%Other 2.8% Specialty Hospital and Other: 17.0% Senior Housing - Leased: 12.6% Senior Housing - Managed: 8.5% Other: 0.5% Skilled Nursing/ Transitional Care: 61.4% Private Pay: 40.2% Non-Private: 59.8%

11 SABRA 4Q 2021 SUPPLEMENTAL INFORMATION December 31, 2021 PORTFOLIO Geographic Concentrations (1) Property Type As of December 31, 2021 Location Skilled Nursing/ Transitional Care Senior Housing - Leased Senior Housing - Managed    Specialty Hospitals and Other Total % of Total Texas 38 9 6 13 66 15.9 % California 24 1 1 4 30 7.2 Kentucky 25 1 — 2 28 6.7 Indiana 13 4 — 2 19 4.6 Oregon 15 4 — — 19 4.6 Washington 15 1 1 — 17 4.1 Massachusetts 17 — — — 17 4.1 North Carolina 13 — 2 — 15 3.6 Missouri 13 — 1 — 14 3.3 Michigan 1 9 1 — 11 2.6 Other (31 states & Canada) 105 31 37 7 180 43.3 Total 279 60 49 28 416 100.0% % of Total 67.1% 14.4% 11.8% 6.7% 100.0 % Distribution of Beds/Units As of December 31, 2021   Property Type Location Total Number of Properties Skilled Nursing/ Transitional Care Senior Housing - Leased Senior Housing - Managed    Specialty Hospitals and Other Total % of Total Texas 66 4,666 577 856 325 6,424 15.5 % Kentucky 28 2,598 142 — 100 2,840 6.9 California 30 2,058 58 102 340 2,558 6.2 Massachusetts 17 2,133 — — — 2,133 5.2 Indiana 19 1,439 545 — 48 2,032 4.9 Oregon 19 1,520 377 — — 1,897 4.6 Washington 17 1,591 52 113 — 1,756 4.2 North Carolina 15 1,454 — 237 — 1,691 4.1 New York 10 1,566 — 107 — 1,673 4.0 Missouri 14 1,075 — 184 — 1,259 3.1 Other (31 states & Canada) 181 10,820 2,348 3,541 374 17,083 41.3 Total 416 30,920 4,099 5,140 1,187 41,346 100.0% % of Total 74.8% 9.9% 12.4% 2.9% 100.0% (1) Excludes our unconsolidated joint venture which consists of 158 facilities and 7,056 units.

12 SABRA 4Q 2021 SUPPLEMENTAL INFORMATION December 31, 2021 PORTFOLIO Geographic Concentrations Continued (1) Investment Dollars in thousands As of December 31, 2021   Property Type Location Total Number of Properties Skilled Nursing/ Transitional Care Senior Housing - Leased Senior Housing - Managed    Specialty Hospitals and Other    Total % of Total Texas 66 $ 382,335 $ 81,305 $ 183,920 $ 187,387 $ 834,947 13.9 % California 30 435,612 18,496 38,352 225,412 717,872 12.0 Oregon 19 261,316 86,860 — — 348,176 5.8 Maryland 8 330,901 — — — 330,901 5.5 New York 10 297,573 — 20,218 — 317,791 5.3 Kentucky 28 233,896 23,669 — 39,687 297,252 5.0 Indiana 19 169,222 114,692 — 12,155 296,069 4.9 Washington 17 188,878 10,686 27,900 — 227,464 3.8 Arizona 8 24,281 10,348 38,767 121,757 195,153 3.3 North Carolina 15 123,462 — 69,095 — 192,557 3.2 Other (31 states & Canada) (2) 196 1,169,883 374,525 634,146 56,609 2,235,163 37.3 Total 416 $ 3,617,359 $ 720,581 $ 1,012,398 $ 643,007 $ 5,993,345 100.0% % of Total 60.4% 12.0% 16.9% 10.7% 100.0% (1) Excludes our unconsolidated joint venture which consists of 158 facilities and 7,056 units. (2) Investment balance in Canada is based on the exchange rate as of December 31, 2021 of $0.7875 per 1 CAD.

13 SABRA 4Q 2021 SUPPLEMENTAL INFORMATION December 31, 2021 PORTFOLIO Lease Expirations Lease Expirations (1) Dollars in thousands Skilled Nursing/ Transitional Care Senior Housing - Leased Specialty Hospitals and Other Total Annualized RevenuesAs of December 31, 2021   % of Total 2022 $ 7,522 $ 5,691 $ — $ 13,213 3.5% 2023 9,274 — — 9,274 2.4% 2024 11,365 2,493 — 13,858 3.6% 2025 11,255 3,208 1,374 15,837 4.2% 2026 17,578 1,337 — 18,915 5.0% 2027 39,993 — — 39,993 10.5% 2028 15,177 6,834 3,210 25,221 6.6% 2029 57,289 5,928 5,842 69,059 18.1% 2030 13,035 — 3,035 16,070 4.2% 2031 89,202 5,504 1,119 95,825 25.2 % Thereafter 5,142 20,161 38,330 63,633 16.7 % Total Annualized Revenues $ 276,832 $ 51,156 $ 52,910 $ 380,898 100.0% (1) Excludes Senior Housing - Managed communities.

14 SABRA 4Q 2021 SUPPLEMENTAL INFORMATION December 31, 2021 INVESTMENT ACTIVITY Summary Investment Activity Dollars in thousands Investment Initial Investment Date Property Type Number of Properties Beds/Units 2021 Amounts Invested (1) Rate of Return/ Initial Cash Yield Real Estate The Claiborne at West Lake (2) 03/05/21 Senior Housing - Managed 1 100 $ 26,500 7.60 % Landmark Pensacola (3) 03/15/21 Specialty Hospitals and Other 1 60 2,000 9.00 % Baxter Senior Living (4) 05/01/21 Senior Housing - Managed 1 116 32,500 7.75 % Signature Healthcare of Elizabethtown (5) 05/27/21 Skilled Nursing/ Transitional Care 1 124 5,123 8.50 % Legacy - Jasper 10/01/21 Senior Housing - Leased 1 113 26,250 6.93 % Recovery Centers of America at Greenville (6) 12/16/21 Specialty Hospitals and Other 1 132 10,850 7.50 % Additions to Real Estate (7) Various Multiple N/A N/A 17,157 8.25 % Total Real Estate Investments 120,380 7.64 % Preferred Equity Shelbourne - Chesterfield (8) 06/21/21 Senior Housing 1 150 9,022 10.00 % Dwight Mortgage Trust (9) N/A N/A N/A N/A — 10.00 % Total Preferred Equity Investments 9,022 10.00 % Loans Receivable Recovery Centers of America (10) 10/15/21 Specialty Hospitals and Other 6 928 290,000 7.50 % All Investments through December 31, 2021 $ 419,402 7.59 % Subsequent to December 31, 2021: Real Estate Traditions of Deerfield (11) 02/01/22 Senior Housing - Managed 1 126 $ 26,000 8.00% (1) Excludes capitalized acquisition costs and origination fees. (2) Transaction includes a potential earnout of up to $5.5 million if certain performance metrics are achieved after one year. Yield assumes maximum earnout payment and estimated post-earnout trailing 3-month Cash NOI. (3) Bed count reflects expected capacity at the completion of a $3.2 million construction project currently in progress. (4) Transaction includes a potential earnout if certain performance metrics are achieved after 18 months. Yield assumes estimated earnout payment and estimated post-earnout trailing 3-month Cash NOI. (5) Bed count reflects expected capacity at the completion of a $19.6 million construction project currently in progress. (6) Bed count reflects expected capacity at the completion of a $22.5 million construction project currently in progress. (7) Excludes capital expenditures for the Senior Housing - Managed portfolio and recurring capital expenditures for the Triple-Net portfolio. (8) Unit count reflects expected capacity at the completion of development. Sabra has the option to purchase the development at fair market value upon achievement of specified milestones. (9) Transaction includes a $25.0 million total commitment to invest over time in a fund of bridge-to-HUD loans. Rate of return is shown net of expected fees. (10) Transaction provides Sabra a right of first offer to acquire the underlying facilities and includes an additional $35.0 million commitment to be secured by two additional properties with 232 aggregate beds currently in lease-up which is to be funded after specific performance metrics are achieved by the portfolio and by the two additional properties currently in lease-up. (11) Amount invested reflects the gross investment, of which $5.6 million was used to repay our preferred equity investment. Transaction includes a potential earnout if certain performance metrics are achieved after 18 months. Yield assumes estimated earnout payment and estimated post-earnout trailing 3-month Cash NOI.

15 SABRA 4Q 2021 SUPPLEMENTAL INFORMATION December 31, 2021 RECOVERY CENTERS OF AMERICA AT GREENVILLE Investment Date Beds (1) December 16, 2021 132 Investment Amount Property Type $33.4 million ($10.9 million as of December 31, 2021) Specialty Hospitals and Other Investment Type Annualized GAAP Income (1) Real Estate $2.8 million Number of Properties Initial Cash Yield 1 7.50% Location South Carolina INVESTMENT ACTIVITY Recent (1) Reflects amounts expected at the completion of a $22.5 million construction project currently in progress and estimated to be completed in late 2022.

16 SABRA 4Q 2021 SUPPLEMENTAL INFORMATION December 31, 2021 TRADITIONS OF DEERFIELD From Proprietary Development Pipeline Investment Date Units February 1, 2022 126 Investment Amount (1) Property Type $26.0 million Senior Housing - Managed Investment Type Estimated Stabilized Cash Yield (2) Real Estate 8.00% Number of Properties Manager 1 Traditions Management Location Ohio INVESTMENT ACTIVITY Recent (1) Gross investment of $26.0 million, of which $5.6 million was used to repay our preferred equity investment in this property. (2) Transaction includes a potential earnout if certain performance metrics are achieved after 18 months. Yield assumes estimated earnout payment and estimated post-earnout trailing 3-month Cash NOI.

17 SABRA 4Q 2021 SUPPLEMENTAL INFORMATION December 31, 2021 CAPITALIZATION Overview Consolidated Debt Dollars in thousands As of December 31, 2021 Secured debt $ 67,602 Revolving credit facility — Term loans 598,438 Senior unsecured notes 1,750,000 Total 2,416,040 Deferred financing costs and premiums/discounts, net (21,565) Total, net $ 2,394,475 Revolving Credit Facility Dollars in thousands As of December 31, 2021 Credit facility availability $ 1,000,000 Credit facility capacity 1,000,000 Enterprise Value Dollars in thousands, except per share amounts As of December 31, 2021 Shares Outstanding   Price   Value Common stock 230,398,655 $ 13.54 $ 3,119,598 Consolidated Debt 2,416,040 Cash and cash equivalents (111,996) Consolidated Enterprise Value $ 5,423,642 Common Stock and Equivalents Weighted Average Common Shares Three Months Ended December 31, 2021 Year Ended December 31, 2021 EPS FFO and Normalized FFO AFFO and Normalized AFFO EPS FFO and Normalized FFO AFFO and Normalized AFFO Common stock 227,507,307 227,507,307 227,507,307 219,060,563 219,060,563 219,060,563 Common equivalents 12,464 12,464 12,464 12,464 12,464 12,464 Basic common and common equivalents 227,519,771 227,519,771 227,519,771 219,073,027 219,073,027 219,073,027 Dilutive securities: Restricted stock units — 1,071,307 1,472,332 — 1,007,437 1,431,386 Forward equity sale agreements — — — — 22,099 22,099 Diluted common and common equivalents 227,519,771 228,591,078 228,992,103 219,073,027 220,102,563 220,526,512 At-The-Market Common Stock Offering Program Dollars in thousands, except per share amounts Three Months Ended December 31, 2021 Shares issued 1,698,179 Net proceeds $ 24,168 Weighted average price per share $ 14.23 Availability as of December 31, 2021 $ 475,033

18 SABRA 4Q 2021 SUPPLEMENTAL INFORMATION December 31, 2021 CAPITALIZATION Indebtedness Fixed | Variable Rate Debt Dollars in thousands Weighted Average Interest Rate (1)As of December 31, 2021 Principal     % of Total Fixed Rate Debt   Secured debt $ 67,602     3.42%   2.8 % Unsecured senior notes 1,750,000     4.04%   72.4 % Total fixed rate debt 1,817,602     4.02%   75.2 % Variable Rate Debt   Term loans (2) 598,438 2.27% 24.8 % Consolidated Debt $ 2,416,040     3.59%   100.0 % Secured | Unsecured Debt Dollars in thousands Weighted Average Interest Rate (1)As of December 31, 2021 Principal     % of Total Secured Debt   Secured debt $ 67,602     3.42%   2.8 % Unsecured Debt Unsecured senior notes 1,750,000     4.04%   72.4 % Term loans 598,438 2.27% 24.8 % Total unsecured debt 2,348,438     3.59%   97.2 % Consolidated Debt $ 2,416,040     3.59%   100.0% (1) Weighted average interest rate includes private mortgage insurance and impact of interest rate derivative agreements. (2) Term loans include $436.3 million subject to swap agreements that fix and collar agreements that set a cap and floor for LIBOR at a weighted average rate of 1.14%, and $98.4 million (CAD $125.0 million) subject to swap agreements that fix CDOR at 1.10%. Excluding these amounts, variable rate debt was 2.6% of Consolidated Debt as of December 31, 2021.

19 SABRA 4Q 2021 SUPPLEMENTAL INFORMATION December 31, 2021 CAPITALIZATION Debt Maturity Debt Maturity Schedule Dollars in thousands Secured Debt Unsecured Senior Notes   Term Loans     Revolving Credit Facility (1) Consolidated Debt As of December 31, 2021 Principal Rate (2) Principal Rate (2)   Principal Rate (2)     Principal Rate (2) Principal Rate (2) 2022 $ 17,479   2.91%   $ —   —     $ —   —     $ — — $ 17,479   2.91% 2023 1,979   2.84%   —   —     —   —     — 1.20% 1,979   2.84% 2024 2,034   2.85%   —   —     598,438   1.41%     — — 600,472   1.41% 2025 2,089   2.86%   —   — —   —     — — 2,089   2.86% 2026 2,147   2.86%   500,000   5.13% —   —     — — 502,147   5.12% 2027 2,206   2.87%   100,000   5.88%     —   —     — — 102,206   5.82% 2028 2,266   2.88%   — — —   —     — — 2,266   2.88% 2029 2,328   2.89%   350,000   3.90%     —   —     — — 352,328   3.89% 2030 2,392   2.90%   —   —     —   —     — — 2,392   2.90% 2031 2,093   2.92% 800,000 3.20% — — — — 802,093 3.20 % Thereafter 30,589   3.08%   —   —     —   —     — — 30,589   3.08 % Total 67,602   1,750,000 598,438     — 2,416,040 Discount, net — (2,882) — — (2,882) Deferred financing costs, net (939) (13,552) (4,192) — (18,683) Total, net $ 66,663 $ 1,733,566 $ 594,246     $ — $ 2,394,475 Wtd. avg. maturity/years 17.6   7.7 2.7     1.7 6.8 Wtd. avg. interest rate (3) 3.42%   4.04% 2.27%     1.20% 3.59% (1) Revolving Credit Facility is subject to two six-month extension options. (2) Represents actual contractual interest rates excluding private mortgage insurance and impact of interest rate derivative agreements. (3) Weighted average interest rate includes private mortgage insurance and impact of interest rate derivative agreements.

20 SABRA 4Q 2021 SUPPLEMENTAL INFORMATION December 31, 2021 Key Credit Metrics (1) December 31, 2021 December 31, 2020 Net Debt to Adjusted EBITDA (2) 4.98x 4.88x Interest Coverage (2) 5.19x 5.32x Fixed Charge Coverage Ratio (2) 5.03x 5.14x Total Debt/Asset Value 34% 35 % Secured Debt/Asset Value 1% 1 % Unencumbered Assets/Unsecured Debt 291% 282 % Cost of Permanent Consolidated Debt (3) 3.59% 3.65 % Unsecured Notes Ratings S&P (Stable outlook) BBB- Fitch (Stable outlook) BBB- Moody's (Stable outlook) Ba1 CAPITALIZATION Credit Metrics and Ratings (1) Key credit statistics (except Net Debt to Adjusted EBITDA) are calculated in accordance with the credit agreement relating to the revolving credit facility and the indentures relating to our unsecured senior notes. (2) Based on the trailing twelve month period ended as of the date indicated. (3) Excludes revolving credit facility balance that had an interest rate of 1.20% and 1.24% as of December 31, 2021 and 2020, respectively.

21 SABRA 4Q 2021 SUPPLEMENTAL INFORMATION December 31, 2021 FINANCIAL INFORMATION Consolidated Financial Statements Consolidated Statements of (Loss) Income Dollars in thousands, except per share data Three Months Ended December 31, Year Ended December 31,   2021 2020 2021 2020 Revenues: Rental and related revenues (1) $ 87,183 $ 110,733 $ 396,716 $ 430,584 Interest and other income 7,940 3,184 17,317 11,940 Resident fees and services 40,534 38,137 155,512 156,045       Total revenues 135,657 152,054 569,545 598,569     Expenses: Depreciation and amortization 45,079 44,158 178,991 176,737 Interest 25,676 24,524 98,632 100,424 Triple-net portfolio operating expenses 5,011 5,109 20,221 20,590 Senior housing - managed portfolio operating expenses 32,373 27,987 120,980 110,963 General and administrative 8,237 8,105 34,669 32,755 Provision for loan losses and other reserves 2,045 1,149 3,935 1,855 Impairment of real estate 9,004 849 9,499 4,003       Total expenses 127,425 111,881 466,927 447,327     Other income (expense): Loss on extinguishment of debt (32,862) — (34,622) (531) Other (expense) income (13) (154) 373 2,154 Net gain on sales of real estate 14,085 33 12,301 2,861 Total other (expense) income (18,790) (121) (21,948) 4,484 (Loss) income before loss from unconsolidated joint venture and income tax (expense) benefit (10,558) 40,052 80,670 155,726 Loss from unconsolidated joint venture (13,264) (3,562) (192,081) (16,599) Income tax (expense) benefit (531) 627 (1,845) (710) Net (loss) income $ (24,353) $ 37,117 $ (113,256) $ 138,417     Net (loss) income, per: Basic common share $ (0.11) $ 0.18 $ (0.52) $ 0.67         Diluted common share $ (0.11) $ 0.18 $ (0.52) $ 0.67         Weighted-average number of common shares outstanding, basic 227,519,771 208,101,883 219,073,027 206,223,503   Weighted-average number of common shares outstanding, diluted 227,519,771 209,322,132 219,073,027 207,252,830 (1) See page 22 for additional details regarding Rental and related revenues.

22 SABRA 4Q 2021 SUPPLEMENTAL INFORMATION December 31, 2021 FINANCIAL INFORMATION Consolidated Financial Statements Consolidated Statements of (Loss) Income - Supplemental Information Dollars in thousands, except per share data Three Months Ended December 31, Year Ended December 31,   2021 2020 2021 2020 Cash rental income $ 99,023 $ 99,779 $ 404,503 $ 405,257 Straight-line rental income 1,945 3,711 13,059 17,360 Straight-line rental income receivable write-offs (157) — (25,370) (13,750) Above/below market lease amortization 1,091 2,088 5,076 7,911 Above/below market lease intangible amortization acceleration (18,588) — (18,588) (7,063) Operating expense recoveries 3,869 5,155 18,036 20,869 Rental and related revenues $ 87,183 $ 110,733 $ 396,716 $ 430,584

23 SABRA 4Q 2021 SUPPLEMENTAL INFORMATION December 31, 2021 FINANCIAL INFORMATION Consolidated Financial Statements Consolidated Balance Sheets Dollars in thousands, except per share data December 31, 2021 2020 Assets Real estate investments, net of accumulated depreciation of $831,324 and $681,657 as of December 31, 2021 and 2020, respectively $ 5,162,884 $ 5,285,038 Loans receivable and other investments, net 399,086 102,839 Investment in unconsolidated joint venture 96,680 288,761 Cash and cash equivalents 111,996 59,076 Restricted cash 3,890 6,447 Lease intangible assets, net 54,063 82,796 Accounts receivable, prepaid expenses and other assets, net 138,108 160,646 Total assets $ 5,966,707 $ 5,985,603 Liabilities Secured debt, net $ 66,663 $ 79,065 Term loans, net 594,246 1,044,916 Senior unsecured notes, net 1,733,566 1,248,393 Accounts payable and accrued liabilities 142,989 146,276 Lease intangible liabilities, net 49,713 57,725 Total liabilities 2,587,177 2,576,375 Equity Preferred stock, $0.01 par value; 10,000,000 shares authorized, zero shares issued and outstanding as of December 31, 2021 and 2020 — — Common stock, $0.01 par value; 500,000,000 shares authorized, 230,398,655 and 210,560,815 shares issued and outstanding as of December 31, 2021 and 2020, respectively 2,304 2,106 Additional paid-in capital 4,482,451 4,163,228 Cumulative distributions in excess of net income (1,095,204) (716,195) Accumulated other comprehensive loss (10,021) (39,911) Total equity 3,379,530 3,409,228 Total liabilities and equity $ 5,966,707 $ 5,985,603

24 SABRA 4Q 2021 SUPPLEMENTAL INFORMATION December 31, 2021 FINANCIAL INFORMATION Consolidated Financial Statements Consolidated Statements of Cash Flows Dollars in thousands Year Ended December 31, 2021 2020 Cash flows from operating activities: Net (loss) income $ (113,256) $ 138,417 Adjustments to reconcile net (loss) income to net cash provided by operating activities: Depreciation and amortization 178,991 176,737 Non-cash rental and related revenues 25,823 (4,458) Non-cash interest income (1,988) (2,351) Non-cash interest expense 8,368 8,418 Stock-based compensation expense 7,914 7,907 Loss on extinguishment of debt 34,622 531 Provision for loan losses and other reserves 3,935 1,855 Net gain on sales of real estate (12,301) (2,861) Impairment of real estate 9,499 4,003 Other-than-temporary impairment of unconsolidated joint venture 164,126 — Loss from unconsolidated joint venture 27,955 16,599 Distributions of earnings from unconsolidated joint venture — 12,795 Changes in operating assets and liabilities: Accounts receivable, prepaid expenses and other assets, net 8,223 (6,398) Accounts payable and accrued liabilities 14,479 3,658 Net cash provided by operating activities 356,390 354,852 Cash flows from investing activities: Acquisition of real estate (99,448) (92,945) Origination and fundings of loans receivable (290,000) (1,651) Origination and fundings of preferred equity investments (9,061) (20,069) Additions to real estate (42,651) (47,354) Repayments of loans receivable 2,949 4,093 Repayments of preferred equity investments 1,292 3,419 Net proceeds from the sales of real estate 100,723 16,751 Distributions in excess of earnings from unconsolidated joint venture — 1,305 Net cash used in investing activities (336,196) (136,451) Cash flows from financing activities: Proceeds from issuance of senior unsecured notes 791,520 — Principal payments on senior unsecured notes (300,000) — Principal payments on term loans (455,000) — Principal payments on secured debt (12,661) (3,072) Payments of deferred financing costs (9,317) (830) Payments related to extinguishment of debt (30,196) — Issuance of common stock, net 308,713 80,092 Dividends paid on common stock (262,919) (278,299) Net cash provided by (used in) financing activities 30,140 (202,109) Net increase in cash, cash equivalents and restricted cash 50,334 16,292 Effect of foreign currency translation on cash, cash equivalents and restricted cash 29 88 Cash, cash equivalents and restricted cash, beginning of period 65,523 49,143 Cash, cash equivalents and restricted cash, end of period $ 115,886 $ 65,523 Supplemental disclosure of cash flow information: Interest paid $ 85,464 $ 92,589 Income taxes paid $ 1,839 $ 2,439 Supplemental disclosure of non-cash investing activities: Decrease in loans receivable and other investments due to acquisition of real estate $ — $ 20,731 Secured debt assumed by buyer in connection with sale of real estate $ — $ 31,830

25 SABRA 4Q 2021 SUPPLEMENTAL INFORMATION December 31, 2021 FINANCIAL INFORMATION FFO, Normalized FFO, AFFO and Normalized AFFO (1) FFO and AFFO for the year ended December 31, 2021 and 2020 include $0.4 million and $2.3 million, respectively, earned during the period related to legacy Care Capital Properties, Inc. investments. In addition, other normalizing items for FFO and AFFO include triple-net operating expenses, net of recoveries. FFO, Normalized FFO, AFFO and Normalized AFFO Dollars in thousands Three Months Ended December 31, Year Ended December 31,   2021 2020 2021 2020 Net (loss) income $ (24,353) $ 37,117 $ (113,256) $ 138,417 Add: Depreciation and amortization of real estate assets 45,079 44,158 178,991 176,737 Depreciation, amortization and impairment of real estate assets related to unconsolidated joint venture 9,600 5,424 26,129 26,949 Net gain on sales of real estate (14,085) (33) (12,301) (2,861) Net loss on sales of real estate related to unconsolidated joint venture 3 10 33 3,281 Impairment of real estate 9,004 849 9,499 4,003 Other-than-temporary impairment of unconsolidated joint venture — — 164,126 — FFO $ 25,248 $ 87,525 $ 253,221 $ 346,526 Write-offs of straight-line rental income receivable and lease intangibles 18,745 — 40,759 21,200 Lease termination income — — — (300) Loss on extinguishment of debt 32,862 — 34,622 531 Provision for loan losses and other reserves 2,045 1,149 3,935 1,855 Support payments paid to joint venture manager 7,350 — 9,800 — Other normalizing items (1) 1,792 (314) 2,644 (1,283) Normalized FFO $ 88,042 $ 88,360 $ 344,981 $ 368,529 FFO $ 25,248 $ 87,525 $ 253,221 $ 346,526 Stock-based compensation expense 927 2,256 7,914 7,907 Non-cash rental and related revenues 15,710 (5,798) 25,823 (4,458) Non-cash interest income (544) (608) (1,988) (2,351) Non-cash interest expense 2,979 1,891 8,368 8,418 Non-cash portion of loss on extinguishment of debt 2,666 — 4,426 531 Provision for loan losses and other reserves 2,045 1,149 3,935 1,855 Other non-cash adjustments related to unconsolidated joint venture (3,687) 576 (5,051) 1,913 Other non-cash adjustments 172 255 492 825 AFFO $ 45,516 $ 87,246 $ 297,140 $ 361,166 Cash portion of lease termination income — — — (300) Cash portion of loss on extinguishment of debt 30,196 — 30,196 — Support payments paid to joint venture manager 7,350 — 9,800 — Other normalizing items (1) 1,752 (337) 2,715 (1,369) Normalized AFFO $ 84,814 $ 86,909 $ 339,851 $ 359,497 Amounts per diluted common share: Net (loss) income $ (0.11) $ 0.18 $ (0.52) $ 0.67 FFO $ 0.11 $ 0.42 $ 1.15 $ 1.67 Normalized FFO $ 0.39 $ 0.42 $ 1.57 $ 1.78 AFFO $ 0.20 $ 0.42 $ 1.35 $ 1.74 Normalized AFFO $ 0.37 $ 0.41 $ 1.54 $ 1.73 Weighted average number of common shares outstanding, diluted: Net (loss) income 227,519,771 209,322,132 219,073,027 207,252,830 FFO and Normalized FFO 228,591,078 209,322,132 220,102,563 207,252,830 AFFO and Normalized AFFO 228,992,103 209,983,245 220,526,512 208,039,530

26 SABRA 4Q 2021 SUPPLEMENTAL INFORMATION December 31, 2021 FINANCIAL INFORMATION Components of Net Asset Value (NAV) (1) As of December 31, 2021 (1) Excludes our unconsolidated joint venture which consists of 158 facilities and 7,056 units and our 49% share of the unconsolidated joint venture's debt which was $373.7 million as of December 31, 2021. (2) Amounts represent principal amounts due and exclude deferred financing costs, net and premiums/discounts, net. (3) Includes balances that impact cash or NOI and excludes non-cash items. Annualized Cash NOI Dollars in thousands Skilled Nursing/Transitional Care $ 276,832 Senior Housing - Leased 51,156 Senior Housing - Managed 38,446 Specialty Hospitals and Other 52,910 Annualized Cash NOI (excluding loans receivable and other investments) $ 419,344 Obligations Dollars in thousands Secured debt (2) $ 67,602 Unsecured senior notes (2) 1,750,000 Term loans (2) 598,438 Consolidated Debt 2,416,040 Add (less): Cash and cash equivalents and restricted cash (115,886) Accounts payable and accrued liabilities (3) 130,137 Net obligations $ 2,430,291 Other Assets Dollars in thousands Loans receivable and other investments, net $ 399,086 Investment in unconsolidated joint venture 96,680 Accounts receivable, prepaid expenses and other assets, net (3) 49,937 Total other assets $ 545,703 Common Shares Outstanding Total shares 230,398,655 We disclose components of our business relevant to calculate NAV. We consider NAV to be a useful supplemental measure that assists both management and investors to estimate the fair value of our Company. The calculation of NAV involves significant estimates and can be calculated using various methods. Each individual investor must determine the specific methodology, assumptions and estimates to use to arrive at an estimated NAV of the Company. The components of NAV do not consider potential changes in our investment portfolio. The components include non-GAAP financial measures, such as Cash NOI. Although these measures are not presented in accordance with GAAP, investors can use these non-GAAP financial measures as supplemental information to evaluate our business.

27 SABRA 4Q 2021 SUPPLEMENTAL INFORMATION December 31, 2021 APPENDIX Disclaimer Disclaimer This supplement contains “forward-looking” information as that term is defined in the Private Securities Litigation Reform Act of 1995. Any statements that do not relate to historical or current facts or matters are forward-looking statements. Examples of forward-looking statements include all statements regarding our expected future financial position, results of operations, cash flows, liquidity, business strategy, growth opportunities, potential investments, and plans and objectives for future operations. You can identify some of the forward-looking statements by the use of forward-looking words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," "should," "may" an other similar expressions, although not all forward-looking statements contain these identifying words. Our actual results may differ materially from those projected or contemplated by our forward-looking statements as a result of various factors, including, among others, the following: the ongoing COVID-19 pandemic and measures intended to prevent its spread, and the related impact on our tenants, operators and Senior Housing - Managed communities; operational risks with respect to our Senior Housing - Managed communities; competitive conditions in our industry; the loss of key management personnel; uninsured or underinsured losses affecting our properties and the possibility of environmental compliance costs and liabilities; potential impairment charges and adjustments related to the accounting of our assets; the potential variability of our reported rental and related revenues as a result of Accounting Standards Update (“ASU”) 2016-02, Leases, as amended by subsequent ASUs, on January 1, 2019; risks associated with our investment in our unconsolidated joint venture; catastrophic weather and other natural or man-made disasters, the effects of climate change on our properties and a failure to implement sustainable and energy-efficient measures; increased operating costs for our tenants and operators; increased healthcare regulation and enforcement; our tenants’ dependency on reimbursement from governmental and other third-party payor programs; the effect of our tenants declaring bankruptcy or becoming insolvent; our ability to find replacement tenants and the impact of unforeseen costs in acquiring new properties; the impact of litigation and rising insurance costs on the business of our tenants; the impact of required regulatory approvals and transfers of healthcare properties; environmental compliance costs and liabilities associated with real estate properties we own; our tenants’ or operators’ failure to adhere to applicable privacy and data security laws, or a material breach of our or our tenants’ or operators’ information technology; our concentration in the healthcare property sector, particularly in skilled nursing/transitional care facilities and senior housing communities, which makes our profitability more vulnerable to a downturn in a specific sector than if we were investing in multiple industries; the significant amount of and our ability to service our indebtedness; covenants in our debt agreements that may restrict our ability to pay dividends, make investments, incur additional indebtedness and refinance indebtedness on favorable terms; increases in market interest rates; adverse changes in our credit ratings; our ability to make dividend distributions at expected levels; our ability to raise capital through equity and debt financings; changes in foreign currency exchange rates and other risks associated with our ownership of property outside the U.S.; the relatively illiquid nature of real estate investments; our ability to maintain our status as a real estate investment trust (“REIT”) under the federal tax laws; compliance with REIT requirements and certain tax and tax regulatory matters related to our status as a REIT; changes in tax laws and regulations affecting REITs (including the potential effects of the Tax Cuts and Jobs Act); the ownership limits and takeover defenses in our governing documents and under Maryland law, which may restrict change of control or business combination opportunities; and the exclusive forum provisions in our bylaws. Additional information concerning risks and uncertainties that could affect our business can be found in our filings with the Securities and Exchange Commission (the “SEC”), including in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2021. We do not intend, and we undertake no obligation, to update any forward-looking information to reflect events or circumstances after the date of this supplement or to reflect the occurrence of unanticipated events, unless required by law to do so. Note Regarding Non-GAAP Financial Measures This supplement includes the following financial measures defined as non-GAAP financial measures by the SEC: net operating income (“NOI”), Cash NOI, funds from operations (“FFO”), Normalized FFO, Adjusted FFO (“AFFO”), Normalized AFFO, FFO per diluted common share, Normalized FFO per diluted common share, AFFO per diluted common share, Normalized AFFO per diluted common share and Adjusted EBITDA (defined below). These measures may be different than non-GAAP financial measures used by other companies, and the presentation of these measures is not intended to be considered in isolation or as a substitute for financial information prepared and presented in accordance with U.S. generally accepted accounting principles. An explanation of these non-GAAP financial measures is included under “Reporting Definitions” in this supplement and reconciliations of these non-GAAP financial measures to the GAAP financial measures we consider most comparable are included on the Investors section of our website at https://ir.sabrahealth.com/investors/ financials/quarterly-results. Tenant, Operator and Borrower Information This supplement includes information regarding our tenants that lease properties from us and our operators and borrowers, most of which are not subject to SEC reporting requirements. The information related to our tenants, operators and borrowers that is provided in this supplement has been provided by, or derived from information provided by, such tenants, operators and borrowers. We have not independently verified this information. We have no reason to believe that such information is inaccurate in any material respect. We are providing this data for informational purposes only. Sabra Information The information in this supplemental information package should be read in conjunction with the Company's Annual Report on Form 10- K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other information filed with the SEC. The Reporting Definitions and Reconciliations of Non-GAAP Measures are an integral part of the information presented herein. On Sabra’s website, www.sabrahealth.com, you can access, free of charge, Sabra's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, as soon as reasonably practicable after such material is filed with, or furnished to, the SEC. The information contained on Sabra’s website is not incorporated by reference into, and should not be considered a part of, this supplemental information package. All material filed with the SEC can also be accessed through its website, www.sec.gov. For more information, contact Investor Relations at (888) 393-8248 or investorrelations@sabrahealth.com.

28 SABRA 4Q 2021 SUPPLEMENTAL INFORMATION December 31, 2021 APPENDIX Reporting Definitions Adjusted EBITDA* Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of merger-related costs, stock-based compensation expense under the Company's long-term equity award program, and loan loss reserves. Adjusted EBITDA is an important non-GAAP supplemental measure of operating performance. Annualized Cash Net Operating Income (“Annualized Cash NOI”)* The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers Annualized Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Annualized Cash NOI as Annualized Revenues less operating expenses, excluding COVID-19 Pandemic Expenses, and non-cash revenues and expenses. Annualized Cash NOI excludes all other financial statement amounts included in net income. Annualized Revenues  The annual contractual rental revenues under leases and interest and other income generated by the Company’s loans receivable and other investments based on amounts invested and applicable terms as of the end of the period presented. Annualized Revenues do not include tenant recoveries, additional rents or Grant Income and are adjusted to (i) reflect actual payments received during the twelve months ended at the end of the respective period for leases no longer accounted for on an accrual basis, (ii) exclude residual rents due to Sabra from prior asset sales under the Company’s 2017 memorandum of understanding with Genesis and (iii) reflect the reduction in Avamere’s annual base rent to $30.7 million effective February 1, 2022. Cash Net Operating Income (“Cash NOI”)*    The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Cash NOI as total revenues less operating expenses and non-cash revenues and expenses. Cash NOI excludes all other financial statement amounts included in net income. Cash NOI Margin Cash NOI Margin is calculated as Cash NOI divided by resident fees and services. Consolidated Debt  The principal balances of the Company’s revolving credit facility, term loans, senior unsecured notes, and secured indebtedness as reported in the Company’s consolidated financial statements. Consolidated Debt, Net The carrying amount of the Company’s revolving credit facility, term loans, senior unsecured notes, and secured indebtedness, as reported in the Company’s consolidated financial statements. Consolidated Enterprise Value The Company believes Consolidated Enterprise Value is an important measurement as it is a measure of a company’s value. The Company calculates Consolidated Enterprise Value as market equity capitalization plus Consolidated Debt. Market equity capitalization is calculated as (i) the number of shares of common stock multiplied by the closing price of the Company’s common stock on the last day of the period presented plus (ii) the number of shares of preferred stock multiplied by the closing price of the Company’s preferred stock on the last day of the period presented. Consolidated Enterprise Value includes the Company’s market equity capitalization and Consolidated Debt, less cash and cash equivalents. COVID-19 Pandemic Expenses COVID-19 Pandemic Expenses consist primarily of (i) personal protective equipment (“PPE”) costs, (ii) incremental labor costs (including bonuses, hero pay and additional labor needed to implement new health and safety protocols) and (iii) incremental supply costs required to implement new health and safety protocols (e.g., disposable food containers and stronger disinfectants), in each case incurred by communities in our Senior Housing - Managed portfolio specifically as a result of the COVID-19 pandemic. EBITDARM  Earnings before interest, taxes, depreciation, amortization, rent and management fees (“EBITDARM”) for a particular facility accruing to the operator/tenant of the property (not the Company), for the period presented. The Company uses EBITDARM in determining EBITDARM Coverage. EBITDARM has limitations as an analytical tool. EBITDARM does not reflect historical cash expenditures or future cash requirements for facility capital expenditures or contractual commitments. In addition, EBITDARM does not represent a property’s net income or cash flows from operations and should not be considered an alternative to those indicators. The Company utilizes EBITDARM to evaluate the core operations of the properties by eliminating management fees, which may vary by operator/tenant and operating structure, and as a supplemental measure of the ability of the Company’s operators/tenants and relevant guarantors to generate sufficient liquidity to meet related obligations to the Company. EBITDARM Coverage  Represents the ratio of EBITDARM to cash rent for owned facilities (excluding Senior Housing - Managed communities) for the period presented. EBITDARM Coverage is a supplemental measure of a property’s ability to generate cash flows for the operator/tenant (not the Company) to meet the operator’s/tenant’s related cash rent and other obligations to the Company. However, its usefulness is limited by, among other things, the same factors that limit the usefulness of EBITDARM. EBITDARM Coverage includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful.

29 SABRA 4Q 2021 SUPPLEMENTAL INFORMATION December 31, 2021 APPENDIX Reporting Definitions Funds From Operations (“FFO”) and Adjusted Funds from Operations (“AFFO”)*  The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company also believes that funds from operations, or FFO, as defined in accordance with the definition used by the National Association of Real Estate Investment Trusts (“Nareit”), and adjusted funds from operations, or AFFO (and related per share amounts) are important non-GAAP supplemental measures of the Company’s operating performance. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a real estate investment trust that uses historical cost accounting for depreciation could be less informative. Thus, Nareit created FFO as a supplemental measure of operating performance for real estate investment trusts that excludes historical cost depreciation and amortization, among other items, from net income, as defined by GAAP. FFO is defined as net income, computed in accordance with GAAP, excluding gains or losses from real estate dispositions and the Company’s share of gains or losses from real estate dispositions related to its unconsolidated joint venture, plus real estate depreciation and amortization, net of amounts related to noncontrolling interests, plus the Company’s share of depreciation and amortization related to its unconsolidated joint venture, and real estate impairment charges of both consolidated and unconsolidated entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. AFFO is defined as FFO excluding merger and acquisition costs, stock-based compensation expense, non-cash rental and related revenues, non-cash interest income, non-cash interest expense, non-cash portion of loss on extinguishment of debt, provision for loan losses and other reserves, non-cash lease termination income and deferred income taxes, as well as other non-cash revenue and expense items (including ineffectiveness gain/loss on derivative instruments, and non- cash revenue and expense amounts related to noncontrolling interests) and the Company’s share of non-cash adjustments related to its unconsolidated joint venture. The Company believes that the use of FFO and AFFO (and the related per share amounts), combined with the required GAAP presentations, improves the understanding of the Company’s operating results among investors and makes comparisons of operating results among real estate investment trusts more meaningful. The Company considers FFO and AFFO to be useful measures for reviewing comparative operating and financial performance because, by excluding the applicable items listed above, FFO and AFFO can help investors compare the operating performance of the Company between periods or as compared to other companies. While FFO and AFFO are relevant and widely used measures of operating performance of real estate investment trusts, they do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. FFO and AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of FFO and AFFO may not be comparable to FFO and AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current Nareit definition or that interpret the current Nareit definition or define AFFO differently than the Company does. Grant Income Grant income consists of funds specifically paid to communities in our Senior Housing - Managed portfolio from state or federal governments related to the pandemic and were incremental to the amounts that would have otherwise been received for providing care to residents. Investment Represents the carrying amount of real estate assets after adding back accumulated depreciation and amortization and excludes net intangible assets and liabilities. Market Capitalization Total common shares of Sabra outstanding multiplied by the closing price per common share as of a given period. Net Debt* The principal balances of the Company’s revolving credit facility, term loans, senior unsecured notes, and secured indebtedness as reported in the Company’s consolidated financial statements, net of cash and cash equivalents as reported in the Company’s consolidated financial statements. Net Debt to Adjusted EBITDA* Net Debt to Adjusted EBITDA is calculated as Net Debt divided by Annualized Adjusted EBITDA, which is Adjusted EBITDA, as adjusted for annualizing adjustments that give effect to the acquisitions and dispositions completed during the respective period as though such acquisitions and dispositions were completed as of the beginning of the period presented. Net Operating Income (“NOI”)*   The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines NOI as total revenues less operating expenses. NOI excludes all other financial statement amounts included in net income.

30 SABRA 4Q 2021 SUPPLEMENTAL INFORMATION December 31, 2021 APPENDIX Reporting Definitions Normalized FFO and Normalized AFFO* Normalized FFO and Normalized AFFO represent FFO and AFFO, respectively, adjusted for certain income and expense items that the Company does not believe are indicative of its ongoing operating results. The Company considers Normalized FFO and Normalized AFFO to be useful measures to evaluate the Company’s operating results excluding these income and expense items to help investors compare the operating performance of the Company between periods or as compared to other companies. Normalized FFO and Normalized AFFO do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. Normalized FFO and Normalized AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of Normalized FFO and Normalized AFFO may not be comparable to Normalized FFO and Normalized AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current Nareit definition or that interpret the current Nareit definition or define FFO and AFFO or Normalized FFO and Normalized AFFO differently than the Company does. Occupancy Percentage Occupancy Percentage represents the facilities’ average operating occupancy for the period indicated. The percentages are calculated by dividing the actual census from the period presented by the available beds/units for the same period. Occupancy includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful. REVPOR REVPOR represents the average revenues generated per occupied unit per month at Senior Housing - Managed communities for the period indicated. It is calculated as resident fees and services revenues, excluding Grant Income, divided by average monthly occupied unit days. REVPOR includes only Stabilized Facilities. Senior Housing  Senior Housing communities include independent living, assisted living, continuing care retirement and memory care communities. Senior Housing - Managed Senior Housing communities operated by third-party property managers pursuant to property management agreements. Skilled Mix  Skilled Mix is defined as the total Medicare and non-Medicaid managed care patient revenue at Skilled Nursing/Transitional Care facilities divided by the total revenues at Skilled Nursing/Transitional Care facilities for the period indicated. Skilled Mix includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful. Skilled Nursing/Transitional Care Skilled Nursing/Transitional Care facilities include skilled nursing, transitional care, multi-license designation and mental health facilities. Specialty Hospitals and Other Includes acute care, long-term acute care, rehabilitation and behavioral hospitals, facilities that provide residential services, which may include assistance with activities of daily living, and other facilities not classified as Skilled Nursing/Transitional Care or Senior Housing. Stabilized Facility At the time of acquisition, the Company classifies each facility as either stabilized or non-stabilized. In addition, the Company may classify a facility as non-stabilized after acquisition. Circumstances that could result in a facility being classified as non-stabilized include newly completed developments, facilities undergoing major renovations or additions, facilities being repositioned or transitioned to new operators, and significant transitions within the tenants’ business model. Such facilities are typically reclassified to stabilized upon the earlier of maintaining consistent occupancy (85% for Skilled Nursing/Transitional Care facilities and 90% for Senior Housing communities) or 24 months after the date of classification as non-stabilized. Stabilized Facilities exclude (i) facilities held for sale, (ii) strategic disposition candidates, (iii) facilities being transitioned to a new operator, (iv) facilities being transitioned from being leased by the Company to being operated by the Company and (v) facilities acquired during the three months preceding the period presented. *Non-GAAP Financial Measures Reconciliations, definitions and important discussions regarding the usefulness and limitations of the Non-GAAP Financial Measures used in this supplement can be found at https://ir.sabrahealth.com/investors/financials/quarterly-results.